                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                (Date of earliest event reported):  May 5, 1995


                            SUN HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   Delaware              1-12040              85-0410612
--------------------------------------------------------------------------------
          State or other jurisdiction   Commission            IRS Employer
               of incorporation         File Number        Identification No.


                                101 Sun Lane, N.E.
                           Albuquerque, New Mexico 87109
                     ----------------------------------------
                     (Address of Principal Executive Offices)


                         Registrant's Telephone Number,
                       Including Area Code:  (505) 821-3355


               This Current Report on Form 8-K consists of __ pages.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On May 5, 1995, a wholly owned subsidiary of Sun Healthcare Group, Inc. ("Sun") merged with and into Golden Care, Inc. ("Golden Care") and Golden Care thereby became a subsidiary of Sun. Golden Care provides respiratory therapy services to patients in long-term and subacute care facilities. Under the terms of the merger agreement, Sun issued 2,106,904 shares of its common stock in exchange for all of the outstanding common stock of Golden Care. The shareholders of Golden Care were John Brennan, Susan Bird, and Tom Futch.
In addition, an option held by Tom Futch to acquire shares of Golden Care common stock became an option to acquire 234,100 shares of Sun common stock at an exercise price of $500,000. Based on the closing trading price of Sun's common stock on May 5, 1995, the acquisition had a market value of approximately $39,600,000. The merger was accounted for as a pooling of interests.

          A Form 8-K was not previously filed for Golden Care as Golden Care did not qualify as a significant acquisition by Sun in accordance with the definition of a significant subsidiary in Rule 3-05 of Regulation S-X. However, when Sun restated its financial statements for 1994 and 1995 in August 1996, Golden Care then qualified as a significant acquisition.

ITEM 7.  FINANCIAL STATEMENTS.
ITEM 7(a)  Financial Statements of Golden Care

          Balance Sheet as of December 31, 1994
          Report of Independent Public Accountants
          Statement of Income for the year ended December 31, 1994 Statement of Changes in Stockholders' Equity for the year ended
             December 31, 1994
          Statement of Cash Flows for the year ended December 31, 1994 Notes to Financial Statements

          Balance Sheet as of March 31, 1995 and as of December 31, 1994
             (unaudited)
          Statement of Income for the three months ended March 31, 1995 and 1994 (unaudited)
          Statement of Cash Flows for the three months ended March 31, 1995 and 1994 (unaudited)
          Notes to Financial Statements (unaudited)

ITEM 7(b)  Pro Forma Financial Information

          Sun's historical financial statements have been restated to include the acquisition of Golden Care under the pooling of interests method for the three years ended December 31, 1995. Such restated financial statements include the 1994 Golden Care financial statements which are presented herein.

          The restated pooled historical financial statements of Sun are included in lieu of pro forma financial statements reflecting the acquisition of Golden Care. The restated financial statements are incorporated by reference herein by reference from pages F-1 to F-30 of Sun's Form 10-K/A-1 for the year ended December 31, 1995, which pages are attached as Exhibit 99.1.

          The interim pro forma financial statements as of and for the three months ended March 31, 1995 were previously included in a Current Report on Form 8-K, dated May 5, 1995, which was filed by Sun on June 5, 1995. Such statements are incorporated herein by reference from pages A-1 to A-7 of that Current Report on Form 8-K, these pages are attached hereto as Exhibit 99.2. Sun restated its financial statements for the year ended December 31, 1994 in its Form 10-K/A-1, which was previously filed August 6, 1996 (after such Form 8-K was filed). Therefore the statement of income for the year ended December 31, 1994 and any references to that period included in the incorporated pro forma financial statements should be disregarded because such statements were superseded by the Form 10-K/A-1.

ITEM 7(c)  Exhibits

Exhibit 10.1(1) Agreement and Plan of Merger dated as of April 27, 1995 by and between Golden Care, Inc., Golden Acquisition Company and Sun Healthcare Group, Inc.

Exhibit 10.2(1) Registration Rights Agreement dated as of April 27, 1995 by and between Sun, John Brennan, Susan Bird and Tom Futch

Exhibit 10.3(1) First Amendment to Agreement and Plan of Merger dated as of May 4, 1995 by and between Golden Care, Inc., Golden Acquisition Corporation and Sun Healthcare Group, Inc.

Exhibit 23.1 Consent of Accountant (Consent to incorporation of 8-K report into S-8s)

Exhibit 99.1 Sun Healthcare Group, Inc.'s restated pooled historical financial statements as contained in its Form 10-K/A-1 for the year ended December 31, 1995 on pages F-1 to F-30.

Exhibit 99.2 Sun Healthcare Group, Inc.'s pro forma financial statements for the three months ended March 31, 1995 as contained in its Current Report on Form 8-K dated May 5, 1995, which was filed by Sun on June 5, 1995, on pages A-1 to A-7.

(1) Incorporated by reference from Sun's Form 10-Q for the quarter ended March 31, 1995

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, Sun Healthcare Group, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 26, 1997                  SUN HEALTHCARE GROUP, INC.

                                           /s/ William C. Warrick
                                          ------------------------------------
                                          William C. Warrick
                                          Vice-President and
                                          Corporate Controller

                                  GOLDEN CARE, INC.

                                 FINANCIAL STATEMENTS

                         FOR THE YEAR ENDED DECEMBER 31, 1994

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Stockholders and Board of Directors of Sun Healthcare Group, Inc.:


We have audited the accompanying balance sheet of Golden Care, Inc. as of December 31, 1994, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Care, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Albuquerque, New Mexico
 March 26, 1997

GOLDEN CARE, INC.
BALANCE SHEET
AS OF DECEMBER 31, 1994


            ASSETS                                                 1994
                                                               ------------
Current assets:
  Cash and cash equivalents                                     $     1,185
  Accounts receivable, net of allowance for
     doubtful accounts of $635,000                                2,989,505
  Interest receivable                                                10,210
  Inventories                                                       252,202
  Prepaid expenses                                                   14,374
                                                               ------------

     Total current assets                                         3,267,476

Property and equipment, net (Note 2)                              1,281,739
Other assets                                                         44,131
                                                               ------------

     Total assets                                               $ 4,593,346
                                                               ------------
                                                               ------------

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                              $   477,699
  Accrued expenses                                                  177,719
  Current portion of capital
     lease obligations (Note 3)                                      74,908
                                                               ------------

     Total current liabilities                                      730,326

Capital lease obligations,
  less current portion (Note 3)                                     274,703
                                                               ------------

     Total liabilities                                            1,005,029
                                                               ------------
Commitments and Contingencies (Note 3)                                 -

Stockholders' equity:
  Common stock, no par value, 1,000 shares
     authorized, issued and outstanding                             500,800
  Note receivable--officer (Note 4)                                (500,000)
  Retained earnings                                               3,587,517
                                                               ------------

     Total stockholders' equity                                   3,588,317
                                                               ------------

     Total liabilities and stockholders' equity                 $ 4,593,346
                                                               ------------
                                                               ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994


                                                        1994
                                                   -------------
Operating revenue                                  $ 14,759,079
                                                   -------------

Operating expenses:
  Respiratory services                                4,544,894
  Respiratory equipment and supplies                  2,756,392
  Marketing, promotions and related expenses            975,467
  Officers salaries                                     505,462
  Corporate, general and administrative               1,600,848
                                                   -------------

     Total operating expenses                        10,383,063
                                                   -------------

     Income from operations                           4,376,016

Other income (expense):
  Interest income                                        10,210
  Interest expense                                       (4,793)
  Other                                                  (2,614)
                                                   -------------

     Net income                                    $  4,378,819
                                                   -------------
                                                   -------------

Net income per common share                        $      4,379
                                                   -------------
                                                   -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1994


                                               COMMON STOCK            NOTE
                                           ----------------------   RECEIVABLE--    RETAINED
                                           SHARES       AMOUNT        OFFICER       EARNINGS         TOTAL
                                           -------    -----------   ------------  -------------  -------------

January 1, 1994                             1,000     $      800    $     -       $  2,868,843   $  2,869,643

Contribution of shares                       (100)          -             -              -              -

Reissuance of shares for note
    receivable from officer (Note 4)          100        500,000       (500,000)         -              -

Net income                                    -             -             -          4,378,819      4,378,819

Distributions                                 -             -             -         (3,660,145)    (3,660,145)
                                           -------    -----------   ------------  -------------  -------------

December 31, 1994                           1,000     $  500,800    $  (500,000)  $  3,587,517   $  3,588,317
                                           -------    -----------   ------------  -------------  -------------
                                           -------    -----------   ------------  -------------  -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1994


                                                          1994
                                                   ------------
Cash flows from operating activities:
  Net income                                        $ 4,378,819
  Adjustments to reconcile net income to cash
        provided by operating activities:
     Depreciation and amortization                      212,144
     Provision for bad debts                            883,613
     Changes in operating assets and liabilities:
        Accounts receivable                          (1,460,017)
        Interest receivable                             (10,210)
        Inventories                                    (129,586)
        Prepaid expenses and other assets               (26,782)
        Accounts payable                                196,133
        Accrued expenses                                 93,886
                                                    ------------

           Cash provided by operating activities      4,138,000
                                                    ------------

Cash flows from investing activities:
  Acquisitions of property and equipment               (518,019)
                                                    ------------

           Cash used by investing activities           (518,019)
                                                    ------------

Cash flows from financing activities:
  Payments on capital lease obligations                 (39,949)
  Distributions to stockholders                      (3,660,145)
                                                    ------------

           Cash used by financing activities         (3,700,094)
                                                    ------------

           Decrease in cash                             (80,113)

Cash, beginning of year                                  81,298
                                                    ------------

Cash, end of year                                   $     1,185
                                                    ------------
                                                    ------------

Supplemental disclosure of cash payments:
  Interest payments                                 $     4,793
                                                    ------------
                                                    ------------

Noncash transactions:
  The Company entered into a capital lease in 1994 for equipment totaling $349,611 (see Note 3). During 1994, the existing stockholders contributed 100 shares of common stock to the Company. Such shares were then purchased by the chief executive officer of the Company in exchange for a promissory note (see Note 4).


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
NOTES TO FINANCIAL STATEMENTS


1.   NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     a. NATURE OF BUSINESS: Golden Care, Inc. ("the Company") provides respiratory care services and sells related medical supplies and gases to long-term care facilities located in California, Florida, Georgia, Indiana, and Ohio. The Company's headquarters are located in Indianapolis, Indiana.

           Below is a description of the significant accounting policies followed in the preparation of the Company's financial statements.

     b. CASH AND CASH EQUIVALENTS: Cash and cash equivalents are stated at cost and include money market instruments with original maturities of three months or less.

     c. INVENTORIES: Inventories, which consist principally of respiratory therapy medical supplies and related products, are stated at the lower of cost or market with cost determined using the first-in, first-out method.

     d. PROPERTY AND EQUIPMENT: Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of assets, which range from three to fifteen years.

           Repair and maintenance expense is charged to operations in the year the expense is incurred. Expenses for property and equipment which extend the original estimated lives of the assets are capitalized. Cost and accumulated depreciation of disposed assets are removed from the accounts and any resulting gain or loss is included in net income.

     e. REVENUE RECOGNITION: The Company provides respiratory care services for long-term care facilities under agreements whose terms range from one to three years. Revenue for these services is recognized when the service is performed.

           The Company also provides respiratory equipment and performs certain management services for hospitals that provide respiratory care services to patients in long-term care facilities. The Company's service agreements with such hospitals typically have terms of one
           year, with annual renewal options.   Revenue provided under these
           arrangements is recognized when the service is performed.

           The Company derives a significant portion of its revenues from certain multifacility providers. In 1994, the Company derived 61% of its operating revenues from three multifacility providers in approximately even proportions. The concentration of balance sheet credit risk approximates the sales activity to these multifacility providers.

     f. CONCENTRATION OF CREDIT RISK: The Company receives payment from long-term care facilities and hospitals (Facilities) which are reimbursed under various third-party arrangements including private pay and government programs. The Company's revenue is not subject to retroactive contractual adjustment resulting from negotiations between Facilities and third-party payors. Should the third parties significantly alter their programs, the ability of the Facilities to meet their obligations could be adversely impacted.

     g. INCOME TAXES: The Company has elected to be taxed as an S Corporation. Accordingly, there is no provision for income taxes in the accompanying financial statements. The Company's taxable income is required to be included in the individual income tax returns of its stockholders.

     h. EARNINGS PER SHARE: Earnings per share has been computed by dividing net income by the weighted average number of common shares outstanding.

     i. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     j. FAIR VALUE OF FINANCIAL INSTRUMENTS: The carrying amounts of non-current capital lease obligations approximate fair value based on borrowing rates currently available to the Company.

2.   PROPERTY AND EQUIPMENT:

     Property and equipment consists of the following:

                                                    DECEMBER 31,
                                                    ------------
                                                        1994
                                                    -----------

     Office furniture and equipment                 $   247,075
     Respiratory therapy equipment                    1,054,227
     Equipment under capital lease                      349,611
     Vehicles                                            42,386
                                                    -----------

                                                      1,693,299
     Accumulated depreciation                          (411,560)
                                                    -----------

                                                    $ 1,281,739
                                                    -----------
                                                    -----------

3.   COMMITMENTS AND CONTINGENCIES:

     The Company entered into an agreement on October 28, 1994 which provides for an equipment lease line of credit in the amount of $2,500,000, which expires April 30, 1995. At December 31, 1994, the Company had capacity under the line of credit of approximately $2,150,000.

     The Company also enters into long-term agreements for the lease of office facilities and certain equipment, including vehicles. Minimum future lease obligations under long-term noncancelable leases in effect at December 31, 1994 are as follows:

                                                        CAPITAL      OPERATING
                                                     ----------     ----------

     1995                                            $  104,061     $  111,608
     1996                                               104,061         89,969
     1997                                               104,061         25,346
     1998                                               104,061              -
                                                     ----------     ----------

        Net minimum lease payments                      416,244        226,923

     Less amount representing interest                  (66,633)             -
                                                     ----------    -----------

                                                     $  349,611     $  226,923
                                                     ----------     ----------
                                                     ----------     ----------

     Rental expense was approximately $708,000 for 1994.

     In the normal course of operations, the Company is subject to various claims, legal actions and complaints. Management is of the opinion, based on the advice of counsel, that all such matters are adequately covered by insurance or, if not so covered are without merit or are of such kind, or involve such amounts, that unfavorable disposition would not have a material, adverse effect on the financial position of the Company.

4.   STOCKHOLDER TRANSACTIONS:

     During 1994, the Company and its stockholders entered into an employment agreement with the Company's chief executive officer. Among other things, the agreement provides the chief executive officer the option to purchase 20% of the Company's authorized and issued common stock. Pursuant to the agreement, 50% of these shares may be purchased at August 1, 1994, the effective date of the agreement. The remaining shares may be purchased on the earlier of :

     -  September 1, 1995,

     - registration of the Company's intent to file for an initial public offering, or

     - the acceptance by the board of directors of an offer to purchase the Company in whole or in part

     The option expires on September 1, 2004. The chief executive officer exercised the option to purchase the first 50% of the shares in 1994 by issuing a $500,000 note payable to the Company. The note matures in September 1999 and bears interest at an annual rate of 5%. The shares issued to the chief executive officer were contributed to the Company by the existing stockholders.

     During 1994, the Company paid approximately $890,000 to a related entity that provides temporary placement services of respiratory therapists. The Company also paid approximately $100,000 in 1994 to a related entity for travel-related expenses. Both entities are owned by certain of the Company's stockholders.


5.   SUBSEQUENT EVENT:

     On May 5, 1995, the Company merged with Sun Healthcare Group, Inc. ("Sun"). Under the terms of the merger agreement, Sun issued 2,106,904 shares of Sun common stock in exchange for all of the outstanding common stock of the Company. Sun also issued options to purchase a total of 234,100 shares of Sun common stock with a total exercise price of $500,000 as part of the consideration in the merger. These options replaced the remaining outstanding options granted to an employee in 1994 under an employment agreement in which former Company stockholders granted an option to an employee to acquire 10% of their holdings (Note
     4). All such options vested as of the date of the merger. In connection with the merger, the Company terminated its S corporation status and recorded a deferred income tax provision of $1,487,000. The merger was accounted for as a pooling of interests.

                                GOLDEN CARE, INC.

                              FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1995

                                  (Unaudited)

GOLDEN CARE, INC.
BALANCE SHEET
AS OF MARCH 31, 1995 AND DECEMBER 31, 1994 (Unaudited)


                                     ASSETS
                                                                   MARCH 31,         DECEMBER 31,
                                                                     1995                1994
                                                                 ------------        ------------
Current assets:
  Cash and cash equivalents                                      $         --        $      1,185
  Accounts receivable, net of allowance for doubtful
    accounts of $877,600 as of March 31, 1995 and $635,000
    as of December 31, 1994                                         3,377,181           2,989,505
  Interest receivable                                                  13,541              10,210
  Inventories                                                         238,084             252,202
  Deferred insurance expense                                           22,062              14,374
                                                                 ------------        ------------

     Total current assets                                           3,650,868           3,267,476

Property and equipment, net (Note 2)                                2,292,121           1,281,739
Other assets                                                           44,115              44,131
                                                                 ------------        ------------

     Total assets                                                $  5,987,104        $  4,593,346
                                                                 ------------        ------------
                                                                 ------------        ------------
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Cash overdraft                                                 $     14,547        $         --
  Accounts payable                                                    416,994             477,699
  Accrued expenses                                                    264,802             177,719
  Current portion of capital lease obligations (Note 3)               241,051              74,908
                                                                 ------------        ------------

     Total current liabilities                                        937,394             730,326

Capital lease obligations, less current portion (Note 3)              754,615             274,703
                                                                 ------------        ------------

     Total liabilities                                              1,692,009           1,005,029
                                                                 ------------        ------------

Commitments and Contingencies                                              --                  --

Stockholders' equity:
  Common stock, no par value, 1,000 shares authorized, issued and
     outstanding                                                      500,800             500,800
  Note receivable--officer (Note 4)                                  (500,000)           (500,000)
  Retained earnings                                                 4,294,295           3,587,517
                                                                 ------------        ------------

     Total stockholders' equity                                     4,295,095           3,588,317
                                                                 ------------        ------------

     Total liabilities and stockholders' equity                  $  5,987,104        $  4,593,346
                                                                 ------------        ------------
                                                                 ------------        ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994 (Unaudited)



                                                                        THREE MONTHS ENDED
                                                                 --------------------------------
                                                                   3/31/1995           3/31/1994
                                                                 ------------        ------------
Operating revenue                                                $  3,130,588        $  3,540,120
                                                                 ------------        ------------

Operating expenses:
  Respiratory services                                              1,182,111             977,351
  Respiratory equipment and supplies                                  420,943             551,696
  Marketing, promotions and related expenses                          139,680             221,112
  Officers salaries                                                   153,832             102,785
  Corporate, general and administrative                               218,135             156,908
  Provision for losses on accounts receivable                         300,000             200,000
                                                                 ------------         -----------

     Total operating expenses                                       2,414,701           2,209,852
                                                                 ------------         -----------

     Income from operations                                           715,887           1,330,268

Other income (expense):
  Interest income                                                       3,331                  --
  Interest expense                                                     (8,435)               (176)
  Other                                                                (4,005)                 --
                                                                 ------------         -----------

     Net income                                                  $    706,778         $ 1,330,092
                                                                 ------------         -----------
                                                                 ------------         -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994 (UNAUDITED)


                                                                        THREE MONTHS ENDED
                                                                 --------------------------------
                                                                   3/31/1995           3/31/1994
                                                                 ------------        ------------


Cash flows from operating activities:
   Net income                                                     $    706,778       $  1,330,092
   Adjustments to reconcile net income to cash
     provided by operating activities:
      Depreciation and amortization                                     57,412             46,778
      Provision for losses on accounts receivable                      300,000            200,000
      Changes in operating assets and liabilities:
         Accounts receivable                                          (687,676)          (158,179)
         Other current assets                                            3,115            112,976
         Other current liabilities                                    (189,121)          (206,346)
                                                                  ------------        -----------

            Cash provided by operating activities                      190,508          1,325,321
                                                                  ------------        -----------

Cash flows used in investing activities:
   Acquisitions of property and equipment, net                        (187,499)            48,397
                                                                  ------------        -----------

Cash flows from financing activities:
   Change in cash overdraft                                             14,547                 --
   Payments on capital lease obligations                               (18,741)            (7,824)
   Distributions to stockholders                                            --           (670,538)
                                                                  ------------        -----------

            Cash used by financing activities                           (4,194)          (678,362)
                                                                  ------------        -----------

            (Decrease) increase in cash                                 (1,185)           695,356

Cash, beginning of period                                                1,185             81,298
                                                                  ------------        -----------
Cash, end of period                                               $       --          $   776,654
                                                                  ------------        -----------
                                                                  ------------        -----------

Supplemental disclosure of cash payments:
   Interest payments                                              $      8,435        $       176
                                                                  ------------        -----------
                                                                  ------------        -----------


Noncash transactions:
   The Company entered into capital leases during the three months ended
   March 31, 1995 for equipment totaling $664,796. Additionally, during the three months ended March 31, 1995, the Company acquired equipment totaling $215,500, which is included in accounts payable at March 31, 1995. Payment for the equipment is expected to be refinanced under the existing lease line of credit.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDEN CARE, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  COMMITMENTS AND CONTINGENCIES:

    The Company entered into an agreement on October 28, 1994 which provides for an equipment lease line of credit in the amount of $2,500,000. At March 31, 1995, the Company had capacity under the line of credit of approximately $1,486,000. The Company acquired $215,500 of equipment during the three months ended March 31, 1995, which it expects to finance under the lease line of credit.

     In the normal course of operations, the Company is subject to various claims, legal actions and complaints. Management is of the opinion, based on the advice of counsel, that all such matters are adequately covered by insurance or, if not so covered are without merit or are of such kind, or involve such amounts, that unfavorable disposition would not have a material, adverse effect on the financial position of the Company.

2.   SUBSEQUENT EVENT:

     On May 5, 1995, the Company merged with Sun Healthcare Group, Inc. ("Sun"). Under the terms of the merger agreement, Sun issued 2,106,904 shares of Sun common stock in exchange for all of the outstanding common stock of the Company. Sun also issued options to purchase a total of 234,100 shares of Sun common stock with a total exercise price of $500,000 as part of the consideration in the merger. These options replaced the remaining outstanding options granted to an employee in 1994 under an employment agreement in which former Company stockholders granted an option to an employee to acquire 10% of their holdings.
     All such options vested as of the date of the merger. In connection with the merger, the Company terminated its S corporation status and recorded a deferred income tax provision of $1,487,000. The merger was accounted for as a pooling of interests.

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